COMMITMENTS AND CONTIGENT LIABILITIES (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Future minimum commitments under operating lease agreements:
2015	$ 1,414
2016	1,139
2017	1,042
2018	543
2019 and after	177
Operating leases, future minimum payments due, total	4,315
Sublease income	0	0	30
Rent expense, net	$ 1,146	$ 850	$ 663